UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 21, 2026

SENECA FOODS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New York (State or Other Jurisdiction of Incorporation)	0-01989 (Commission File Number)	16-0733425 (IRS Employer Identification No.)

350 WillowBrook Office Park, Fairport, New York 14450
(Address of Principal Executive Offices, including zip code)

(585) 495-4100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock Class A, $.25 Par	SENEA	NASDAQ Global Select Market
Common Stock Class B, $.25 Par	SENEB	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 21, 2026, the Board of Directors of Seneca Foods Corporation (the “Company”) approved amendments to the Company’s Certificate of Incorporation (the “Certificate of Amendment”) to (i) amend Article 4(d)(F) of the Certificate of Incorporation to reduce the number of shares of Class A Preferred Stock designated Convertible Participating Preferred Stock from 4,166,667 to 6,602 to reflect that as of September 21, 2026, 4,160,065 shares of Convertible Participating Preferred Stock have previously been retired and canceled; (ii) delete Article 4(d)(G) of the Certificate of Incorporation, which previously set forth the relative rights, preferences and limitations of a fourth series of 967,742 shares of Class A Preferred Stock designated Convertible Participating Preferred Stock, Series 2003 since all such shares of the Series 2003 Preferred Stock have previously been retired and canceled; and (iii) change the location of the Company’s office and change the address to which the New York Secretary of State shall mail a copy of any process against the Company. Pursuant to the Company’s Certificate of Incorporation, any shares of Convertible Participating Preferred Stock and Convertible Participating Preferred Stock, Series 2003 automatically become authorized shares of Class A Preferred Stock when such shares are retired and cancelled.

The foregoing description of the Certificate of Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Certificate of Amendment attached hereto as Exhibit 3.1, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 3.1	Certificate of Amendment to the Company’s Restated Certificate of Incorporation (filed herewith)
Exhibit 104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2026	SENECA FOODS CORPORATION

	By:	/s/ Michael S. Wolcott
	Name:	Michael S. Wolcott
	Title:	Chief Financial Officer